Exhibit 10.5

Schedule of the Directors, Executive Officers and 5% Stockholders which have entered into Franchise

Agreements or Preliminary Agreements for a Texas Roadhouse Restaurant

As of December 29, 2020

	Name and Ownership	Franchise Agt. Signed	Franchise Fee (2)	Royalty Rate
BILLINGS, MT TEXAS ROADHOUSE OF BILLINGS, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (27.5%)	12/11/2018	$15,000	4.0%

BROWNSVILLE, TX TEXAS ROADHOUSE OF BROWNSVILLE, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Gerald Morgan (3.07%)	06/14/2018	$15,000	4.0%

EVERETT, MA TEXAS ROADHOUSE OF EVERETT, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (28.75%)	06/08/2018	$15,000	4.0%

FARMINGTON, NM (1) ROADHOUSE OF FARMINGTON, NM, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (95.0%)		$0	3.5%

MCKINNEY, TX ROADHOUSE OF MCKINNEY, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	Gerald Morgan (2.0%)	09/04/2019	$15,000	4.0%

MUNCIE, IN HOOSIER ROADHOUSE, LLC 13099 PARKSIDE DRIVE FISHERS, IN 46038	W. Kent Taylor (4.91%)	04/11/2013	$0	$50,000	/yr

PORT ARTHUR, TX TEXAS ROADHOUSE OF PORT ARTHUR, LTD. 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (15.0%)	12/21/2018	$15,000	4.0%

WICHITA, KS ROADHOUSE OF KANSAS, LLC 6040 DUTCHMANS LANE LOUISVILLE, KY 40205	W. Kent Taylor (24.05%)	11/26/2019	$15,000	4.0%

(1)	Franchise rights under Preliminary Agreement, dated March 19, 2004, are to be transferred to a location not yet identified.

(2)	This fee represents the renewal fee to be paid and/or has been paid by the applicable franchisee upon the renewal of the applicable Franchise Agreement.